SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006
                                                  ---------------

             Wachovia Bank Commercial Mortgage Trust Series 2006-C27
             -------------------------------------------------------
                         (Exact name of issuing entity)

                       Wachovia Bank, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                          Nomura Credit & Capital, Inc.
                          -----------------------------
               (Exact name of sponsor as specified in its charter)

                  Wachovia Commercial Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina              333-131262-03               56-1643598
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     (State or other         (Commission File Number        (I.R.S. Employer
     jurisdiction of            of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
       Registrant)

301 South College Street, Charlotte, North Carolina           28288-0166
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(Address of principal executive offices of Registrant)        (Zip Code)

Registrant's telephone number, including area code: (704) 374-6161
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            On August 23, 2006, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of August 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association ("Wachovia"), as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee. The Certificates consist of twenty-seven classes (each, a "Class") of Certificates, twelve of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-PB Certificates", the "Class A-3 Certificates", the "Class A-1A Certificates", the "Class X-P Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and fifteen of which classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class X-C Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 162 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,079,909,568. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Mortgage Loans") were acquired by the Registrant from Wachovia Bank, National Association pursuant to a mortgage loan purchase agreement, dated as of August 1, 2006, between the Registrant and Wachovia (the "Wachovia Mortgage Loan Purchase Agreement") and certain of the mortgage loans (the "Nomura Mortgage Loans") were acquired by the Registrant from Nomura Credit & Capital, Inc. ("Nomura" and, together with Wachovia, the "Sellers") pursuant to a mortgage loan purchase agreement, dated as of August 1, 2006, among the Registrant and Nomura (the "Nomura Mortgage Loan Purchase Agreement"). The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia and Nomura was derived from the sale of Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Nomura Securities International, Inc. ("Nomura Securities"), Citigroup Global Markets Inc. ("Citigroup"), Credit Suisse Securities (USA) LLC ("Credit Suisse"), Goldman, Sachs & Co. ("Goldman") and LaSalle Financial Services, Inc. ("LaSalle") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated August 10, 2006, among the Registrant, Wachovia, Wachovia Securities, Nomura Securities, Citigroup, Credit Suisse, Goldman and LaSalle (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated August 10, 2006, among the Registrant, Wachovia, Wachovia Securities and Nomura Securities (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On August 23, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 10, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.       Description
-----------       -----------

(1.1) Underwriting Agreement, dated August 10, 2006, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle Financial Services, Inc.

(4.1) Pooling and Servicing Agreement, dated as of August 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 23, 2006, relating to validity and tax matters.

(99.1) Mortgage Loan Purchase Agreement, dated as of August 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of August 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE
                                     SECURITIES, INC.


                                   By:   /s/ H. Royer Culp, Jr.
                                      ------------------------------------------
                                      Name:  H. Royer Culp, Jr.
                                      Title: Vice President

Date: August 30, 2006

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                                Paper (P) or
Exhibit No.       Description                                 Electronic (E)
-----------       -----------                                 --------------

1.1               Underwriting Agreement                      E

4.1               Pooling and Servicing Agreement             E

8.1               Opinion of Cadwalader, Wickersham & Taft    E
                  LLP, dated as of August 23, 2006,
                  relating to validity and tax matters

99.1              Wachovia Mortgage Loan Purchase Agreement   E

99.2              Nomura Mortgage Loan Purchase Agreement     E